Background and nature of operations	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Background and nature of operations

Note 1 — Background and nature of operations

Grid Dynamics Holdings, Inc. (the “Company” or “GDH”) provides enterprise-level digital transformation in the areas of search, analytics, and release automation to Fortune 1000 companies. The Company’s headquarters and principal place of business is in San Ramon, California.

The Company was originally incorporated in Delaware on May 21, 2018 as a special purpose acquisition company under the name ChaSerg Technology Acquisition Corp. (“ChaSerg”) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ChaSerg and one or more businesses. On March 5, 2020 (the “Closing”), the Company consummated its business combination with Grid Dynamics International, Inc. (“GDI”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated November 13, 2019 (the “Business Combination”). In connection with the Closing, the Company changed its name from ChaSerg Technology Acquisition Corp. to Grid Dynamics Holdings, Inc. The Company’s common stock is now listed on the NASDAQ under the symbol “GDYN” and warrants to purchase the common stock at an exercise price of $11.50 per share are listed on the NASDAQ under the symbol “GDYNW.”

Unless the context otherwise requires, the “Company” refers to the combined company and its subsidiaries following the Business Combination, “ChaSerg” refers to the Company prior to the Closing, and “GDI” refers to GDI prior to the Closing. Refer to Note 3 for further discussion of the Business Combination.